________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                  May 29, 1996


                           CARDINAL BANCSHARES, INC.
                 ---------------------------------------------
                 (Exact name of registrant as specified in its
                                    charter)


           Kentucky                     0-20494                 61-1128205
- --------------------------------------------------------------------------------
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)



 400 East Vine Street, Suite 300, Lexington, Kentucky             40507
- -------------------------------------------------------------------------------
     (Address of principal executive officers)                  (Zip Code)


              Registrant's telephone number, including area code:
                                 (606) 255-8300


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



_______________________________________________________________________________

                    The Current Report consists of 8 pages.
                          Exhibit Index is on page 8.

                           CARDINAL BANCSHARES, INC.



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Cardinal Bancshares, Inc. (the "Registrant") has completed the sale of substantially all of the assets of its subsidiary, Cardinal Credit Corporation to Norwest Financial Kentucky, Inc. The Registrant expects to report an after-tax gain of approximately $4.6 million in connection with such sale and the related termination of Cardinal Credit Corporation's business. The Agreement for Purchase of Assets dated as of March 15, 1996 by and among the Registrant, Cardinal Credit Corporation and Norwest Financial Kentucky, Inc. is incorporated by reference to Form 8-K dated March 15, 1996.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        b. Cardinal Condensed Pro Forma Balance Sheet as of March 31, 1996 Cardinal Condensed Pro Forma Statement of Operations for the
             Year Ended December 31, 1995
           Cardinal Condensed Pro Forma Statement of Operations for the
             Three Months Ended March 31, 1996

        c. EXHIBITS


                 EXHIBIT NO.    DESCRIPTION
                 2.1            Agreement for Purchase of Assets
                                dated as of March 15, 1996 by and
                                among the Registrant, Cardinal
                                Credit Corporation and Norwest
                                is incorporated by reference to
                                Form 8-K dated March 15, 1996.


                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CARDINAL BANCSHARES, INC.


Date:  May 29, 1996                      By:  \s\ JACK H. BROWN
                                              -----------------------
                                              Jack H. Brown
                                              Chief Financial Officer

Cardinal Condensed Pro Forma Balance Sheet

                                                                            March 31, 1996
                                                              -------------------------------------------
                                                                              Adjustments
                                                                             for Cardinal       Cardinal,
                                                             Cardinal(1)    Credit Corp.(2)    as adjusted
                                                             ----------     ---------------    -----------
                                                                            (in thousands)
Assets:
Cash and due from banks                                       $ 25,668          $                $ 25,668
Interest-bearing deposits in banks                              12,635           33,576            29,270
                                                                                (14,300)(3)
                                                                                 (2,641)(4)
Federal funds sold                                              11,225                             11,225
Securities available for sale                                  139,525                            139,525
Loans                                                          470,322          (25,749)          444,573
  Less: allowance for loan losses                                6,186           (1,039)            5,147
                                                              --------          -------          --------
  Net loans                                                    464,136          (24,710)          439,426
                                                              --------          -------          --------
Premises and equipment                                          12,991           (1,053)           11,938
Other assets                                                    14,131             (647)           13,484
                                                              --------          -------          --------
Total assets                                                  $680,311          $(9,775)         $670,536
                                                              ========          =======          ========
Liabilities:
Deposits                                                      $579,900                           $579,900
Securities sold under agreements
  to repurchase                                                  6,395                              6,395
Notes payable and advances from
  Federal Home Loan Bank                                        43,362          (14,300)(3)        29,062
Other liabilities                                                5,341              (86)            5,255
                                                              --------          -------          --------
Total liabilities                                              634,998          (14,386)          620,612
                                                              --------          -------          --------
Stockholders' equity:
Common stock                                                    34,008                             34,008
Other stockholders' equity                                      11,305            4,611            15,916
                                                              --------          -------          --------
Total stockholders' equity                                      45,313            4,611            49,924
                                                              --------          -------          --------
Total liabilities and stockholders' equity                    $680,311          $(9,775)         $670,536
                                                              ========          =======          ========

(1) Gives effect to the sale of 85,246 shares of Cardinal common stock in a private placement at $61.00 per share on April 15, 1996. The net proceeds of that sale was $4.9 million.
(2) Reflects the sale of substantially all of the assets and the termination of business of Cardinal Credit Corporation.
(3)  Reflects the repayment of notes payable used to fund the loans sold.
(4) Reflects the payment of estimated income taxes and expenses associated with the termination of business of Cardinal Credit Corporation.

Cardinal Condensed Pro Forma Statement of Operations

                                                     For the Year Ended December 31, 1995
                                                    ---------------------------------------
                                                                Adjustments
                                                                for Cardinal     Cardinal,
                                                    Cardinal   Credit Corp.(1)  as adjusted
                                                    --------   ---------------  -----------
                                                             (in thousands)
Interest income:
Loans, including fees                                $43,738       $(4,743)       $38,995
Securities                                             9,910                        9,910
Other                                                  1,221             -          1,221
                                                     -------        ------        -------
Total interest income                                 54,869        (4,743)        50,126

Interest expense:
Deposits                                              23,623                       23,623
Securities sold under agreements
  to repurchase                                          215                          215
Notes payable and advances from
  Federal Home Loan Bank                               3,250          (970)         2,280
                                                     -------        ------        -------
Total interest expense                                27,088          (970)        26,118
                                                     -------        ------        -------
Net interest income                                   27,781        (3,773)        24,008
Provision for loan losses                              1,994        (1,188)           806
                                                     -------        ------        -------
Net interest income after provision
  for loan losses                                     25,787        (2,585)        23,202
                                                     -------        ------        -------

Non-interest income                                    4,623          (738)         3,885
Non-interest expense                                  28,648        (4,672)        23,976
                                                     -------        ------        -------
Income (loss) before taxes                             1,762         1,349          3,111
Income tax expense                                       898           459          1,357
                                                     -------        ------        -------
Net income (loss)                                    $   864        $  890        $ 1,754
                                                     =======        ======        =======

Earnings per share:
Primary                                              $  0.56                      $  1.13
                                                     =======                      =======
Fully diluted                                        $  0.55                      $  1.12
                                                     =======                      =======

(1) The adjustments assume the sale of Cardinal Credit Corporation occurs as of the beginning of the period and eliminates intercompany transactions, except the adjustments do not include the gain on the disposition of Cardinal Credit Corporation of $8.5 million or nonrecurring charges of approximately $1.0 million and related tax effect of approximately $2.9 million.

Cardinal Condensed Pro Forma Statement of Operations

                                                  For the Three Months Ended March 31, 1996
                                                  -----------------------------------------
                                                               Adjustments
                                                               for Cardinal     Cardinal,
                                                   Cardinal   Credit Corp.(1)  as adjusted
                                                   --------   ---------------  -----------
                                                               (in thousands)
Interest income:
Loans, including fees                               $11,869       $(1,540)      $10,329
Securities                                            2,366                       2,366
Other                                                   376             -           376
                                                    -------       -------       -------
Total interest income                                14,611        (1,540)       13,071

Interest expense:
Deposits                                              6,381                       6,381
Securities sold under agreements
  to repurchase                                          60                          60
Notes payable and advances from
  Federal Home Loan Bank                                831          (309)          522
                                                    -------       -------       -------
Total interest expense                                7,272          (309)        6,963
                                                    -------       -------       -------
Net interest income                                   7,339        (1,231)        6,108
Provision for loan losses                               838          (288)          550
                                                    -------       -------       -------
Net interest income after provision
  for loan losses                                     6,501          (943)        5,558
                                                    -------       -------       -------

Non-interest income                                     993          (225)          768
Non-interest expense                                  7,604        (1,241)        6,363
                                                    -------       -------       -------
Income (loss) before taxes                             (110)           73           (37)
Income tax expense                                       (6)           25            19
                                                    -------       -------       -------
Net income (loss)                                   $  (104)      $    48       $   (56)
                                                    =======       =======       =======

Earnings per share:
Primary                                             $ (0.06)                    $  1.13
                                                    =======                     =======
Fully diluted                                       $ (0.06)                    $  1.12
                                                    =======                     =======

(1) The adjustments assume the sale of Cardinal Credit Corporation occurs as of the beginning of the period and eliminates intercompany transactions, except the adjustments do not include the gain on the disposition of Cardinal Credit Corporation of $8.5 million or nonrecurring charges of approximately $1.0 million and related tax effect of approximately $2.9 million.

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                         EXHIBIT DESCRIPTION                         PAGE
- -------                        -------------------                         ----
2.1             Agreement for Purchase of Assets dated as of March 15,
                1996 by and among the Registrant, Cardinal Credit
                Corporation and Norwest is incorporated by reference to
                Form 8-K dated March 15, 1996.